EXHIBIT 99.1

     The Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 1,318 fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $176,573,985, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 2,276 adjustable-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $323,096,947, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

     Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the Group I Mortgage Loans) or the adjustable-rate (in the case of the Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

     Each Group I Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each Group II Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the Group II Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the Group II Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each Group II Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Group II Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each Group II Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Group II Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Group II Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the Group II Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

     Approximately 79.00% of the Group I Mortgage Loans and approximately 71.92% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year or as long as five years from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

     None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

     The average principal balance of the Group I Mortgage Loans at origination was approximately $134,253. No Group I Mortgage Loan had a principal balance at origination greater than approximately $500,000 or less than approximately $50,000. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $133,971. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $499,256 or less than approximately $49,638.

     The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.99% per annum to approximately 14.00% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 8.44% per annum.

     The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 79.33%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 90.34% or less than approximately 17.22%.

     The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 27 years and 4 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 2001 or after July 2002, or will have a remaining term to stated maturity of less than 14 years or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June 2032.

     The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

          PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


RANGE OF PRINCIPAL BALANCES AT       NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
       ORIGINATION ($)            MORTGAGE LOANS            BALANCE                  PRINCIPAL BALANCE
------------------------------    --------------   ----------------------------   -----------------------
      0.01- 50,000.00.........          48            $  2,400,000.00                       1.36%
 50,000.01-100,000.00.........         526              38,262,943.00                      21.62
100,000.01-150,000.00.........         341              41,859,907.00                      23.66
150,000.01-200,000.00.........         188              32,790,024.00                      18.53
200,000.01-250,000.00.........          90              20,023,118.00                      11.32
250,000.01-300,000.00.........          52              14,339,810.00                       8.10
300,000.01-350,000.00.........          32              10,186,601.00                       5.76
350,000.01-400,000.00.........          21               8,047,900.00                       4.55
400,000.01-450,000.00.........           8               3,321,500.00                       1.88
450,000.01-500,000.00.........          12               5,713,999.00                       3.23
                                     -----            ---------------                     ------
     Total....................       1,318            $176,945,802.00                     100.00%
                                     =====            ===============                     ======

___________________
(1) The average principal balance of the Group I Mortgage Loans as of origination was approximately $134,253.


               PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)

                                                      AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
  RANGE OF PRINCIPAL BALANCES AS        NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
OF THE SUBSEQUENT CUT-OFF DATE ($)   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
----------------------------------   --------------   ---------------------------   -----------------------------
      0.01- 50,000.00.............          52            $  2,593,538.90                        1.47%
 50,000.01-100,000.00.............         526              38,369,829.83                       21.73
100,000.01-150,000.00.............         337              41,373,382.31                       23.43
150,000.01-200,000.00.............         193              33,737,155.86                       19.11
200,000.01-250,000.00.............          85              18,980,789.26                       10.75
250,000.01-300,000.00.............          53              14,607,167.97                        8.27
300,000.01-350,000.00.............          31               9,865,697.82                        5.59
350,000.01-400,000.00.............          21               8,032,977.73                        4.55
400,000.01-450,000.00.............           8               3,315,178.95                        1.88
450,000.01-500,000.00.............          12               5,698,266.63                        3.23
                                         -----            ---------------                      ------
     Total........................       1,318            $176,573,985.26                      100.00%
                                         =====            ===============                      ======

___________________
(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $133,971.

            MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                             AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                               NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
-------------------------   --------------   ---------------------------   -----------------------------
 6.500 -  6.999..........           2            $    274,318.45                        0.16%
 7.000 -  7.499..........           4                 842,609.75                        0.48
 7.500 -  7.999..........         518              83,003,810.80                       47.01
 8.000 -  8.499..........         232              31,142,686.81                       17.64
 8.500 -  8.999..........         185              23,654,054.23                       13.40
 9.000 -  9.499..........          64               8,064,308.08                        4.57
 9.500 -  9.999..........         116              13,130,887.55                        7.44
10.000 - 10.499..........          70               6,231,934.30                        3.53
10.500 - 10.999..........          69               5,252,624.25                        2.97
11.000 - 11.499..........          21               1,890,179.81                        1.07
11.500 - 11.999..........          22               2,072,503.48                        1.17
12.000 - 12.499..........           7                 456,228.91                        0.26
12.500 - 12.999..........           4                 325,836.34                        0.18
13.000 - 13.499..........           3                 181,620.97                        0.10
13.500 - 13.999..........           1                  50,381.53                        0.03
                                -----            ---------------                      ------
             Total.......       1,318            $176,573,985.26                      100.00%
                                =====            ===============                      ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.44% per annum.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                      AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                        NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
--------------------------------     --------------   ---------------------------   -----------------------------
Less than or equal to 30.00.....           14             $  1,044,423.41                        0.59%
30.01 - 35.00...................            8                  706,270.93                        0.40
35.01 - 40.00...................           16                1,321,829.82                        0.75
40.01 - 45.00...................           20                2,370,566.32                        1.34
45.01 - 50.00...................           26                2,928,093.53                        1.66
50.01 - 55.00...................           28                3,089,756.62                        1.75
55.01 - 60.00...................           42                5,892,643.62                        3.34
60.01 - 65.00...................           48                5,292,371.00                        3.00
65.01 - 70.00...................           80                9,925,919.99                        5.62
70.01 - 75.00...................          119               14,965,332.08                        8.48
75.01 - 80.00...................          255               33,051,076.71                       18.72
80.01 - 85.00...................          183               25,123,952.83                       14.23
85.01 - 90.00...................          478               70,782,487.37                       40.09
90.01 - 95.00...................            1                   79,261.03                        0.04
                                        -----             ---------------                      ------
     Total......................        1,318             $176,573,985.26                      100.00%
                                        =====             ===============                      ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 79.33%.

                                  MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                         AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                           NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
         PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
-------------------------------------   --------------   ---------------------------   -----------------------------
Single Family Detached...............       1,092             $146,446,521.79                    82.94%
Two- to Four-Family..................          81               12,985,598.60                     7.35
Planned Unit Development Detached....          59                7,545,095.51                     4.27
Condominium..........................          49                6,462,338.93                     3.66
Manufactured Housing.................          22                1,697,804.02                     0.96
Planned Unit Development Attached....           7                  814,810.36                     0.46
Single Family Attached...............           8                  621,816.05                     0.35
                                            -----             ---------------                   ------
     Total...........................       1,318             $176,573,985.26                   100.00%
                                            =====             ===============                   ======


                     MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
   OCCUPANCY STATUS          MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
---------------------------  --------------   ---------------------------   -----------------------------
Owner Occupied.............      1,197             $164,395,155.97                     93.10%
Non Owner Occupied.........        114               11,324,986.36                      6.41
Second Home................          7                  853,842.93                      0.48
                                 -----             ---------------                    ------
     Total.................      1,318             $176,573,985.26                    100.00%
                                 =====             ===============                    ======

____________________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                    PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                  NUMBER OF       OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
                 PURPOSE                       MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
---------------------------------------------  --------------   ---------------------------   -----------------------------
Refinance-Debt Consolidation, Cashout(1).....        845             $104,925,914.80                      59.42%
Refinance-Debt Consolidation, No Cashout(2)..        466               71,001,138.46                      40.21
Purchase.....................................          7                  646,932.00                       0.37
                                                   -----             ---------------                     ------
     Total...................................      1,318             $176,573,985.26                     100.00%
                                                   =====             ===============                     ======

____________________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related loan.

       GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)

                                              AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                               NUMBER OF        OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
       LOCATION             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------------- --------------    ---------------------------  -----------------------------
Alabama....................       45                $  4,240,739.80                     2.40%
Arizona....................       17                   1,611,504.10                     0.91
Arkansas...................        3                     153,833.75                     0.09
California.................      223                  41,946,560.97                    23.76
Colorado...................       18                   2,594,663.88                     1.47
Connecticut................       35                   4,506,249.74                     2.55
Delaware...................        7                     804,443.03                     0.46
Florida....................      103                  11,506,666.24                     6.52
Georgia....................       27                   2,407,874.94                     1.36
Hawaii.....................       14                   2,830,618.47                     1.60
Illinois...................       26                   3,611,044.70                     2.05
Indiana....................       19                   1,882,781.91                     1.07
Iowa.......................       21                   1,898,063.04                     1.07
Kansas.....................        2                     357,921.75                     0.20
Kentucky...................       10                     739,601.76                     0.42
Louisiana..................       15                   1,410,743.05                     0.80
Maine......................       14                   1,432,050.68                     0.81
Maryland...................       22                   2,975,508.21                     1.69
Massachusetts..............       43                   8,604,768.48                     4.87
Michigan...................       46                   4,920,682.21                     2.79
Minnesota..................       80                  10,333,168.93                     5.85
Mississippi................        7                     517,660.91                     0.29
Missouri...................       23                   1,916,179.82                     1.09
Nebraska...................        7                     713,313.08                     0.40
Nevada.....................        1                     134,554.63                     0.08
New Hampshire..............       13                   2,101,533.03                     1.19
New Jersey.................       22                   3,452,331.86                     1.96
New Mexico.................        7                     969,749.81                     0.55
New York...................      134                  24,515,251.38                    13.88
Ohio.......................       30                   2,750,257.34                     1.56
Oklahoma...................        6                     446,137.89                     0.25
Oregon.....................        6                     699,269.25                     0.40
Pennsylvania...............       65                   6,848,447.62                     3.88
Rhode Island...............       25                   3,332,866.91                     1.89
South Carolina.............        1                      75,564.72                     0.04
Tennessee..................        2                     234,161.86                     0.13
Texas......................      142                  11,423,168.34                     6.47
Utah.......................        5                     808,799.16                     0.46
Vermont....................        2                     124,880.65                     0.07
Washington.................       24                   3,909,233.44                     2.21
Wisconsin..................        1                     419,539.44                     0.24
Wyoming....................        5                     411,594.48                     0.23
                               -----                ---------------                   ------
     Total.................    1,318                $176,573,985.26                   100.00%
                               =====                ===============                   ======

___________________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.601% in the 11717 ZIP Code.

        QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)

                                        AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
QUALIFYING FICO SCORE    MORTGAGE LOANS   SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
---------------------    --------------   -----------------------         -----------------------
500 - 519............          13           $  1,059,524.46                        0.60%
520 - 539............          15              1,131,123.70                        0.64
540 - 559............          43              4,429,266.56                        2.51
560 - 579............          59              5,650,060.25                        3.20
580 - 599............          37              3,668,637.97                        2.08
600 - 619............          28              2,264,138.73                        1.28
620 - 639............          69              7,109,897.92                        4.03
640 - 659............         217             28,111,161.41                       15.92
660 - 679............         260             35,763,467.04                       20.25
680 - 699............         262             37,258,004.58                       21.10
700 - 719............         126             20,110,502.60                       11.39
720 - 739............          93             14,941,713.13                        8.46
740 - 759............          48              7,429,715.82                        4.21
760 - 779............          36              5,824,372.98                        3.30
780 - 799............           8              1,158,331.18                        0.66
800 - 819............           4                664,066.93                        0.38
                            -----           ---------------                      ------
     Total...........       1,318           $176,573,985.26                      100.00%
                            =====           ===============                      ======

______________________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 676.


                      INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)

                                                          AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                            NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
        INCOME DOCUMENTATION             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
---------------------------------------  --------------   ---------------------------  -----------------------------
Full Documentation Program.............       932              $121,373,180.56                    68.74%
Stated Income Documentation Program....       223                29,110,179.65                    16.49
Fast Trac Documentation Program........       163                26,090,625.05                    14.78
                                            -----              ---------------                   ------
     Total.............................     1,318              $176,573,985.26                   100.00%
                                            =====              ===============                   ======

____________________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" in the Prospectus Supplement.


                      RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                          NUMBER OF        OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
      CREDIT GRADE     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE       SUBSEQUENT CUT-OFF DATE
--------------------   --------------    ---------------------------  -----------------------------
AAA.................      1,095              $155,385,381.10                  88.00%
AA..................        147                13,970,263.63                   7.91
A...................         33                 3,600,497.15                   2.04
B...................         43                 3,617,843.38                   2.05
                          -----              ---------------                 ------
     Total..........      1,318              $176,573,985.26                 100.00%
                          =====              ===============                 ======

                ORIGINATION SOURCE OF THE GROUP I MORTGAGE LOANS

                                              AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                               NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
 ORIGINATION SOURCE         MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------------   --------------    ---------------------------   -----------------------------
Retail...................        1,318             $176,573,985.26                     100.00%
                                 -----             ---------------                     ------
     Total...............        1,318             $176,573,985.26                     100.00%
                                 =====             ===============                     ======


GROUP II MORTGAGE LOAN STATISTICS

     The average principal balance of the Group II Mortgage Loans at origination was approximately $142,159. No Group II Mortgage Loan had a principal balance at origination greater than approximately $500,000 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $141,958. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $500,000 or less than approximately $21,489.

     The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.50% per annum to approximately 14.50% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 9.53% per annum. As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Gross Margins ranging from approximately 5.50% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 6.50% per annum to approximately 14.50% per annum and Maximum Mortgage Rates ranging from approximately 12.50% per annum to approximately 20.50% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the Group II Mortgage Loans was approximately 6.44%, the weighted average Minimum Mortgage Rate on the Group II Mortgage Loans was approximately 9.53% per annum and the weighted average Maximum Mortgage Rate on the Group II Mortgage Loans was approximately 15.53% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any Group II Mortgage Loan occurs in July 2004 and the weighted average next Adjustment Date for all of the Group II Mortgage Loans following the Subsequent Cut-off Date is April 2004.

     The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 78.01%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 91.00% or less than approximately 17.84%.

     The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 29 years and 2 month as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to November 2001 or after August 2002, or will have a remaining term to stated maturity of less than 14 years or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is July 2032.

     The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                     PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)

RANGE OF PRINCIPAL BALANCES AT      NUMBER OF      AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
       ORIGINATION ($)           MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
------------------------------   --------------    ----------------------------   ------------------------
      0.01- 50,000.00.........          49             $  2,450,000.00                     0.76%
 50,000.01-100,000.00.........         871               64,464,004.00                    19.92
100,000.01-150,000.00.........         623               75,470,774.00                    23.33
150,000.01-200,000.00.........         306               52,412,709.00                    16.20
200,000.01-250,000.00.........         158               34,727,375.00                    10.73
250,000.01-300,000.00.........          87               24,007,248.00                     7.42
300,000.01-350,000.00.........          75               24,695,249.00                     7.63
350,000.01-400,000.00.........          43               16,213,450.00                     5.01
400,000.01-450,000.00.........          33               14,108,490.00                     4.36
450,000.01-500,000.00.........          31               15,005,329.00                     4.64
                                     -----             ---------------                   ------
     Total....................       2,276             $323,554,628.00                   100.00%
                                     =====             ===============                   ======

___________________
(1) The average principal balance of the Group II Mortgage Loans as of origination was approximately $142,159.


            PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)

                                                      AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
  RANGE OF PRINCIPAL BALANCES AS         NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
OF THE SUBSEQUENT CUT-OFF DATE ($)    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
----------------------------------    --------------  ---------------------------   -----------------------------
      0.01- 50,000.00............           51             $  2,518,136.82                      0.78%
 50,000.01-100,000.00............          878               65,178,782.69                     20.17
100,000.01-150,000.00............          617               74,930,879.49                     23.19
150,000.01-200,000.00............          308               52,893,893.27                     16.37
200,000.01-250,000.00............          153               33,682,448.24                     10.42
250,000.01-300,000.00............           88               24,272,412.21                      7.51
300,000.01-350,000.00............           74               24,350,805.40                      7.54
350,000.01-400,000.00............           43               16,192,418.62                      5.01
400,000.01-450,000.00............           33               14,091,945.21                      4.36
450,000.01-500,000.00............           31               14,985,224.75                      4.64
                                         -----             ---------------                    ------
     Total.......................        2,276             $323,096,946.70                    100.00%
                                         =====             ===============                    ======

___________________
(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $141,958.

          MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)

                                              AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                 NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
 CURRENT MORTGAGE RATE (%)    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------------    --------------  ---------------------------   -----------------------------
 6.500 -  6.999...........           92             $ 16,597,351.76                      5.14%
 7.000 -  7.499...........           22                4,335,808.36                      1.34
 7.500 -  7.999...........           86               16,591,368.79                      5.14
 8.000 -  8.499...........          123               22,690,059.14                      7.02
 8.500 -  8.999...........          463               74,685,720.69                     23.12
 9.000 -  9.499...........          162               23,807,961.31                      7.37
 9.500 -  9.999...........          494               65,493,923.88                     20.27
10.000 - 10.499...........          157               19,976,288.64                      6.18
10.500 - 10.999...........          287               33,614,340.93                     10.40
11.000 - 11.499...........          100               11,778,555.02                      3.65
11.500 - 11.999...........          148               17,284,496.09                      5.35
12.000 - 12.499...........           39                4,305,419.20                      1.33
12.500 - 12.999...........           64                8,325,181.71                      2.58
13.000 - 13.499...........           12                1,153,594.32                      0.36
13.500 - 13.999...........           23                2,112,608.02                      0.65
14.000 - 14.499...........            2                  104,573.15                      0.03
14.500 - 14.999...........            2                  239,695.69                      0.07
                                  -----             ---------------                    ------
        Total.............        2,276             $323,096,946.70                    100.00%
                                  =====             ===============                    ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.53% per annum.


              MAXIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                             AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------------    --------------  ---------------------------   -----------------------------
12.500 - 12.999..........         92                $ 16,597,351.76                     5.14%
13.000 - 13.499..........         22                   4,335,808.36                     1.34
13.500 - 13.999..........         86                  16,591,368.79                     5.14
14.000 - 14.499..........        123                  22,690,059.14                     7.02
14.500 - 14.999..........        463                  74,685,720.69                    23.12
15.000 - 15.499..........        162                  23,807,961.31                     7.37
15.500 - 15.999..........        494                  65,493,923.88                    20.27
16.000 - 16.499..........        157                  19,976,288.64                     6.18
16.500 - 16.999..........        287                  33,614,340.93                    10.40
17.000 - 17.499..........        100                  11,778,555.02                     3.65
17.500 - 17.999..........        148                  17,284,496.09                     5.35
18.000 - 18.499..........         39                   4,305,419.20                     1.33
18.500 - 18.999..........         64                   8,325,181.71                     2.58
19.000 - 19.499..........         12                   1,153,594.32                     0.36
19.500 - 19.999..........         23                   2,112,608.02                     0.65
20.000 - 20.499..........          2                     104,573.15                     0.03
20.500 - 20.999                    2                     239,695.69                     0.07
                               -----                ---------------                   ------
     Total...............      2,276                $323,096,946.70                   100.00%
                               =====                ===============                   ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 15.53% per annum.

                  MINIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                             AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------------    --------------  ---------------------------   -----------------------------
 6.500 -  6.999..........         92              $ 16,597,351.76                     5.14%
 7.000 -  7.499..........         22                 4,335,808.36                     1.34
 7.500 -  7.999..........         86                16,591,368.79                     5.14
 8.000 -  8.499..........        123                22,690,059.14                     7.02
 8.500 -  8.999..........        463                74,685,720.69                    23.12
 9.000 -  9.499..........        162                23,807,961.31                     7.37
 9.500 -  9.999..........        494                65,493,923.88                    20.27
10.000 - 10.499..........        157                19,976,288.64                     6.18
10.500 - 10.999..........        287                33,614,340.93                    10.40
11.000 - 11.499..........        100                11,778,555.02                     3.65
11.500 - 11.999..........        148                17,284,496.09                     5.35
12.000 - 12.499..........         39                 4,305,419.20                     1.33
12.500 - 12.999..........         64                 8,325,181.71                     2.58
13.000 - 13.499..........         12                 1,153,594.32                     0.36
13.500 - 13.999..........         23                 2,112,608.02                     0.65
14.000 - 14.499..........          2                   104,573.15                     0.03
14.500 - 14.999..........          2                   239,695.69                     0.07
                               -----              ---------------                   ------
     Total...............      2,276              $323,096,946.70                   100.00%
                               =====              ===============                   ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.53% per annum.


                 GROSS MARGINS OF THE GROUP II MORTGAGE LOANS(1)

                                       AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                          NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
GROSS MARGINS (%)      MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-----------------      --------------  ---------------------------   -----------------------------
5.500 - 5.749........        307            $ 50,299,404.75                    15.57%
5.750 - 5.999........          3                 362,996.54                     0.11
6.000 - 6.249........          7                 851,540.50                     0.26
6.250 - 6.499........          3                 331,555.61                     0.10
6.500 - 6.749........      1,523             223,071,905.36                    69.04
6.750 - 6.999........         26               3,067,635.35                     0.95
7.000 - 7.249........        407              45,111,908.59                    13.96
                           -----            ---------------                   ------
     Total...........      2,276            $323,096,946.70                   100.00%
                           =====            ===============                   ======

__________________
(1) The weighted average Gross Margin of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.44% per annum.

             NEXT ADJUSTMENT DATE FOR THE GROUP II MORTGAGE LOANS(1)

                                       AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                          NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
NEXT ADJUSTMENT DATE   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------   --------------  ---------------------------   -----------------------------
October 2003........          1             $    306,592.46                     0.09%
November 2003.......          2                  156,776.66                     0.05
December 2003.......          4                  753,090.96                     0.23
January 2004........         18                2,921,521.43                     0.90
February 2004.......         19                2,749,173.81                     0.85
March 2004..........        136               21,894,065.38                     6.78
April 2004..........        511               77,485,810.01                    23.98
May 2004............      1,096              148,554,877.24                    45.98
June 2004...........        267               37,669,116.75                    11.66
July 2004...........        222               30,605,922.00                     9.47
                          -----             ---------------                   ------
     Total..........      2,276             $323,096,946.70                   100.00%
                          =====             ===============                   ======

__________________
(1) The weighted average next Adjustment Date for the Group II Mortgage Loans as of the Subsequent Cut-off Date is approximately April 2004.



             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)

                                                   AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                      NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------------------   --------------  ---------------------------   -----------------------------
Less than or equal to 30.00.....         16             $  1,008,825.96                      0.31%
30.01 - 35.00...................         12                1,179,093.75                      0.36
35.01 - 40.00...................         10                1,180,227.41                      0.37
40.01 - 45.00...................         14                1,677,230.37                      0.52
45.01 - 50.00...................         39                4,629,697.05                      1.43
50.01 - 55.00...................         43                6,216,155.13                      1.92
55.01 - 60.00...................         74                9,173,845.76                      2.84
60.01 - 65.00...................        135               16,533,356.49                      5.12
65.01 - 70.00...................        183               24,291,454.78                      7.52
70.01 - 75.00...................        386               50,798,570.11                     15.72
75.01 - 80.00...................        424               62,882,170.13                     19.46
80.01 - 85.00...................        516               76,745,244.66                     23.75
85.01 - 90.00...................        423               66,626,553.77                     20.62
90.01 - 95.00...................          1                  154,521.33                      0.05
                                      -----             ---------------                    ------
     Total......................      2,276             $323,096,946.70                    100.00%
                                      =====             ===============                    ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 78.01%.

                     MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                            NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
          PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------------------------    --------------  ---------------------------   -----------------------------
Single Family Detached...............        1,942             $270,152,283.79                    83.61%
Planned Unit Development Detached....          133               26,266,108.05                     8.13
Two- to Four-Family..................           86               12,684,269.78                     3.93
Condominium..........................           71                9,489,086.34                     2.94
Single Family Attached...............           18                2,148,930.54                     0.67
Manufactured Housing.................           19                1,635,884.10                     0.51
Planned Unit Development Attached....            7                  720,384.10                     0.22
                                             -----             ---------------                   ------
     Total...........................        2,276             $323,096,946.70                   100.00%
                                             =====             ===============                   ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                            AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                               NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
------------------------    --------------  ---------------------------   -----------------------------
Owner Occupied..........        2,172             $311,585,803.44                    96.44%
Non Owner Occupied......           90                9,560,138.48                     2.96
Second Home.............           14                1,951,004.78                     0.60
                                -----             ---------------                   ------
     Total..............        2,276             $323,096,946.70                   100.00%
                                =====             ===============                   ======

____________________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                              AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
                 PURPOSE                      MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------------------------------  --------------  ---------------------------   -----------------------------
Refinance-Debt Consolidation, Cashout(1)....      1,474             $194,650,391.08                    60.25%
Refinance-Debt Consolidation, No Cashout(2).        782              125,705,982.98                    38.91
Purchase....................................         20                2,740,572.64                     0.85
                                                  -----             ---------------                   ------
     Total..................................      2,276             $323,096,946.70                   100.00%
                                                  =====             ===============                   ======

____________________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related loan.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)

                                     AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                        NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
    LOCATION         MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------  --------------  ---------------------------   -----------------------------
Alabama............         44             $  3,530,597.79                     1.09%
Alaska.............          3                  539,713.84                     0.17
Arizona............         37                5,557,271.53                     1.72
Arkansas...........          5                  328,423.29                     0.10
California.........        240               55,663,843.18                    17.23
Colorado...........         55                8,993,510.39                     2.78
Connecticut........         67                8,684,217.45                     2.69
Delaware...........          5                  495,629.98                     0.15
Florida............        153               18,938,422.92                     5.86
Georgia............         41                5,122,170.59                     1.59
Hawaii.............         10                2,425,288.71                     0.75
Idaho..............          1                  144,533.34                     0.04
Illinois...........        150               21,028,982.32                     6.51
Indiana............         55                5,503,542.03                     1.70
Iowa...............         67                5,875,374.09                     1.82
Kansas.............         35                3,241,589.89                     1.00
Kentucky...........          9                  729,822.55                     0.23
Louisiana..........         31                2,626,203.76                     0.81
Maine..............         23                2,845,575.87                     0.88
Maryland...........         38                6,331,191.56                     1.96
Massachusetts......        106               19,522,410.42                     6.04
Michigan...........        140               15,289,022.89                     4.73
Minnesota..........        145               19,726,865.22                     6.11
Mississippi........         11                  889,246.38                     0.28
Missouri...........         38                4,466,832.02                     1.38
Montana............          1                   68,223.71                     0.02
Nebraska...........         14                1,471,114.02                     0.46
Nevada.............          9                1,694,403.64                     0.52
New Hampshire......          6                  757,928.05                     0.23
New Jersey.........        137               24,145,764.07                     7.47
New Mexico.........         12                1,310,316.99                     0.41
New York...........        106               20,230,717.27                     6.26
Ohio...............         87                9,666,140.60                     2.99
Oklahoma...........         12                1,141,764.48                     0.35
Oregon.............          8                  880,581.90                     0.27
Pennsylvania.......         96                9,212,341.68                     2.85
Rhode Island.......         28                3,841,377.98                     1.19
South Carolina.....          7                  912,444.62                     0.28
Tennessee..........          7                  596,577.97                     0.18
Texas..............        161               17,755,168.46                     5.50
Utah...............         13                1,398,649.16                     0.43
Vermont............          4                  390,236.55                     0.12
Washington.........         52                8,511,994.37                     2.63
Wisconsin..........          5                  452,561.24                     0.14
Wyoming............          2                  158,357.93                     0.05
                         -----             ---------------                   ------
     Total.........      2,276             $323,096,946.70                   100.00%
                         =====             ===============                   ======

___________________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.395% in the 95125 ZIP Code.

                QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)

                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                            NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
QUALIFYING FICO SCORE    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
---------------------    --------------  ---------------------------   -----------------------------
No Score.............           4             $    209,084.55                     0.06%
500 - 519............         105               11,861,880.64                     3.67
520 - 539............         232               29,302,729.15                     9.07
540 - 559............         360               50,650,460.33                    15.68
560 - 579............         355               48,467,839.07                    15.00
580 - 599............         314               46,364,801.07                    14.35
600 - 619............         198               27,752,099.10                     8.59
620 - 639............         259               37,548,368.86                    11.62
640 - 659............         189               28,439,937.98                     8.80
660 - 679............         106               16,704,829.20                     5.17
680 - 699............          67               12,337,718.57                     3.82
700 - 719............          39                5,520,455.03                     1.71
720 - 739............          24                4,188,186.28                     1.30
740 - 759............          11                1,683,184.42                     0.52
760 - 779............           7                1,114,973.48                     0.35
780 - 799............           5                  829,071.05                     0.26
800 - 819............           1                  121,327.92                     0.04
                            -----             ---------------                   ------
     Total...........       2,276             $323,096,946.70                   100.00%
                            =====             ===============                   ======

______________________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 597.


                         INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                           NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION         MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
--------------------------------------  --------------  ---------------------------   -----------------------------
Full Documentation Program............       1,541             $205,341,433.11                    63.55%
Stated Income Documentation Program...         474               68,687,781.43                    21.26
Fast Trac Documentation Program.......         261               49,067,732.16                    15.19
                                             -----             ---------------                   ------
     Total............................       2,276             $323,096,946.70                   100.00%
                                             =====             ===============                   ======

____________________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                       RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                          NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
    CREDIT GRADE       MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
-------------------    --------------  ---------------------------   -----------------------------
AAA................          553             $ 87,098,047.02                    26.96%
AA.................          724              107,015,274.16                    33.12
A..................          312               44,035,993.09                    13.63
B..................          442               54,648,023.47                    16.91
C..................          225               28,229,830.24                     8.74
D..................           20                2,069,778.72                     0.64
                           -----             ---------------                   ------
     Total.........        2,276             $323,096,946.70                   100.00%
                           =====             ===============                   ======



                ORIGINATION SOURCE OF THE GROUP II MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                        NUMBER OF       OUTSTANDING AS OF THE      BALANCE OUTSTANDING AS OF THE
ORIGINATION SOURCE   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE        SUBSEQUENT CUT-OFF DATE
------------------   --------------  ---------------------------   -----------------------------
Retail............        2,276             $323,096,946.70                   100.00%
                          -----             ---------------                   ------
     Total........        2,276             $323,096,946.70                   100.00%
                          =====             ===============                   ======







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